EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John D. Johnson and John Schmitz, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Form 10-K under the Securities Act of 1933, as amended, of Cenex Harvest States Cooperatives, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


Name                               Title                                    Date
----                               -----                                    ----

/s/ John D. Johnson        Chief Executive Officer              November 7, 2000
------------------------   (principal executive officer)
John D. Johnson


/s/ John Schmitz           Executive Vice President &           November 7, 2000
------------------------   Chief Financial Officer
John Schmitz               (principal financial officer)


/s/ Steve Burnet           Chairman of the Board                November 7, 2000
------------------------
Steve Burnet


/s/ Bruce Anderson         Director                             November 7, 2000
------------------------
Bruce Anderson


/s/ Robert Bass            Director                             November 7, 2000
------------------------
Robert Bass


/s/ Curt Eischens          Director                             November 7, 2000
------------------------
Curt Eischens


/s/ Robert Elliott         Director                             November 7, 2000
------------------------
Robert Elliott


/s/ Robert Grabarski       Director                             November 7, 2000
------------------------
Robert Grabarski


/s/ Jerry Hasnedl          Director                             November 7, 2000
-------------------------
Jerry Hasnedl


/s/ Glen Keppy             Director                             November 7, 2000
-------------------------
Glen Keppy

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/s/ James Kile             Director                             November 7, 2000
-------------------------
James Kile


/s/ Gerald Kuster          Director                             November 7, 2000
-------------------------
Gerald Kuster


/s/ Leonard Larsen         Director                             November 7, 2000
-------------------------
Leonard Larsen


/s/ Richard Owen           Director                             November 7, 2000
-------------------------
Richard Owen


/s/ Duane Stenzel          Director                             November 7, 2000
-------------------------
Duane Stenzel


/s/ Michael Toeller        Director                             November 7, 2000
-------------------------
Michael Toelle


/s/ Richard Traphagen      Director                             November 7, 2000
-------------------------
Richard Traphagen


/s/ Merlin Van Walleghen   Director                             November 7, 2000
-------------------------
Merlin Van Walleghen


/s/ Elroy Webster          Director                             November 7, 2000
-------------------------
Elroy Webster